UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

BROADVIEW INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-8505	41-0641789
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8147 Globe Drive Woodbury, Minnesota		55125
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (651) 332-8000

8089 Globe Drive Woodbury, Minnesota 55125
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2011, the Board of Directors (the “Board”) of Broadview Institute, Inc. (the “Company”) approved a compensation arrangement for the Board’s directors for the 2012 and 2013 fiscal years. Under the arrangement applicable for those two fiscal years, the Board granted each of the Company’s five directors (Terry L. Myhre, James S. Redpath, Robert A. Kramarczuk, Roger C. Kuhl and Norman H. Winer) a two-year restricted stock award for 16,000 shares of common stock under the Company’s 2006 Equity Incentive Plan.  Each award will vest at a rate of 2,000 shares per quarter beginning with the Company’s quarter ending June 30, 2011.

If any director ceases to serve on the Company’s Board for any reason during the award’s vesting period, such director’s restricted stock award will cease vesting, and all unvested shares pursuant to such award will be forfeited to the Company without payment of any consideration therefore to the director.

The Company will continue compensating its Audit Committee Chairman with a quarterly $1,800 cash payment for each quarter such services are rendered throughout the Company’s 2012 and 2013 fiscal years.

The Board has not set director compensation for any period beyond its 2012 and 2013 fiscal years but anticipates that director compensation for periods beyond those two fiscal years (whether in the form of cash, stock, a combination of the two or otherwise) will be established by the Board on or about the end of the Company’s 2013 fiscal year, as the restricted stock awards granted on June 15, 2011 fully vest.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2011, the Board awarded stock bonuses to Jeffrey D. Myhre, Chief Executive Officer of the Company, and Kenneth J. McCarthy, Chief Financial Officer of the Company, in the amount of 20,000 shares and 10,000 shares, respectively.  The Board awarded these bonuses in recognition of Mr. Myhre’s and Mr. McCarthy’s leadership in managing the Company’s expansion in 2011. The stock bonuses are not subject to forfeiture or any vesting requirements and were not made pursuant to the Company’s 2006 Equity Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits: 10.1 Form of Director Restricted Stock Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2011

BROADVIEW INSTITUTE, INC.
By	/s/ Kenneth J. McCarthy
Kenneth J. McCarthy
Chief Financial Officer

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EXHIBIT INDEX

Broadview Institute, Inc.
Form 8-K Current Report

Exhibit Number	Description
10.1	Form of Director Restricted Stock Award Agreement

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